DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to inform you that Dreyfus Strategic Governments Income, Inc. paid income dividends of $.785 per share during the Fund's annual reporting period ended November 30, 1995. Based on the Fund's closing market price of $9.125 per share on November 30, 1995, this equals a distribution rate per share of 8.60%.
    Over the last 12 months, we have seen the bond market rally significantly. On November 7, 1994, the ten-year Treasury note traded at 8.03%. A little over a year later, on November 30, 1995, the ten-year Treasury note traded at 5.74%. During this period, we have tried to keep the domestically managed portion of the Fund at its longest possible maturity. By doing so, we participated in the rally as much as possible to maximize a positive total return. We are limited by the Prospectus to a maximum average maturity of ten years.
    During the last six months we sold a 6% position of Hydro Quebec Electric bonds for a profit as we thought the Quebec referendum to secede from Canada would be too close to call and the risk of holding the securities would be much greater than the reward. We also secured a position in Time Warner Entertainment, L.P. bonds as a partial replacement for the Hydro Quebec bonds. Since our purchase, these bonds have been upgraded by one of the rating services.
    With respect to the Fund's international bonds in the portfolio, considerable changes were made since October 1, 1995. At that time, S.A.M. Finance, S.A., based in Paris, began sub-advising a certain portion of the Fund's international holdings. Prior to S.A.M. Finance, S.A., the portfolio's foreign holdings were invested in three markets - Canada, Australia and Sweden. S.A.M. Finance, S.A. has taken a more diversified approach, and has structured the portfolio based on the makeup of the JP Morgan Global Government Bond Index (less USA), which is composed of bonds from Australia, Belgium, Canada, Denmark, France, Germany, Great Britain, Italy, Japan, the Netherlands, Spain and Sweden. S.A.M. Finance, S.A. currently favors the Italian, German and Spanish markets, and is therefore more heavily weighted in these countries compared to the Index (Belgium, Denmark and the Netherlands are considered parts of the German Mark zone). They are pessimistic about the market outlooks of Japan, Canada and Australia (and are therefore less weighted in these countries compared to the Index) and neutral on France and Great Britain.
    We continue to monitor the markets intensively, and will make adjustments to the portfolio when we believe it is appropriate. We appreciate your participation in the Fund and look forward to continuing to serve your investment needs.
                              Sincerely,
                          Garitt A. Kono signature logo]
                              Garitt A. Kono
                              Portfolio Manager
December 15, 1995
New York, N.Y.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
SELECTED INFORMATION                                   NOVEMBER 30, 1995 (UNAUDITED)

      Market Price per share November 30, 1995...................... $9 1\8
      Shares Outstanding November 30, 1995.......................... 14,640,617
      New York Stock Exchange Ticker Symbol.........................    DSI
MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                          FISCAL YEAR ENDED NOVEMBER 30, 1995
                      ________________________________________________________________________________________________________
                              QUARTER                     QUARTER                    QUARTER                 QUARTER
                              ENDED                       ENDED                      ENDED                   ENDED
                              FEBRUARY 28, 1995           MAY 31, 1995               AUGUST 31, 1995         NOVEMBER 30, 1995
                              _____________               _____________              _______________        __________________

High                          $9 3\8                     $9 1\2                    $9 3\4                   $9 3\8
Low                            8 5\8                      8 7\8                     8 7\8                    9
Close                          9 3\8                      9 1\2                     9                        9 1\8
PERCENTAGE GAIN based on change in Market Price*
June 24, 1988 (commencement of operations) through November 30, 1995..................                    52.10%
December 1, 1990 through November 30, 1995............................................                    33.20
December 1, 1994 through November 30, 1995............................................                     8.80
March 1, 1995 through November 30, 1995...............................................                     3.59
June 1, 1995 through November 30, 1995................................................                      .03
September 1, 1995 through November 30, 1995...........................................                     3.46
NET ASSET VALUE PER SHARE
June 24, 1988 (commencement of operations)..........................                  $ 11.11
November 30, 1994...................................................                     9.85
February 28, 1995...................................................                    10.05
May 31, 1995........................................................                    10.43
August 31, 1995.....................................................                    10.46
November 30, 1995...................................................                    10.66
PERCENTAGE GAIN based on change in Net Asset Value*
June 24, 1988 (commencement of operations) through November 30, 1995..................                    91.74%
December 1, 1990 through November 30, 1995............................................                    52.06
December 1, 1994 through November 30, 1995............................................                    17.64
March 1, 1995 through November 30, 1995...............................................                    12.78
June 1, 1995 through November 30, 1995................................................                     6.33
September 1, 1995 through November 30, 1995...........................................                     3.89
    *With dividends reinvested.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS                                 NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
BONDS AND NOTES-97.1%                                                                                AMOUNT           VALUE
                                                                                                     _______         _______
        BANKING AND FINANCE-14.1%    American International Group,
                                       Bonds, 11.70%, 2001..................                     $ 1,876,173 (a)   $1,946,529
                                     Citicorp,
                                       Sub. Notes, 7 1/8%, 2004.............                         5,000,000      5,241,760
                                     Commercial Credit,
                                       Notes, 7 3/4%, 2005..................                         2,000,000      2,182,338
                                     First Interstate Bancorp,
                                       Notes, 10 1/2%, 1996.................                         1,000,000      1,010,749
                                     Ford Motor Credit,
                                       Notes, 7 3/4%, 2005..................                         5,000,000      5,460,275
                                     General Electric Capital,
                                       Deb., 7%, 2000.......................                     1,274,968 (b)      1,453,464
                                     KFW International Finance,
                                       Gtd. Bonds, 6%, 1999.................                      2,941,176 (c)     3,463,235
                                     RBSG Capital,
                                       Notes (Gtd. by The Royal Bank of Scotland
                                       Group PLC), 10 1/8%, 2004............                      1,000,000         1,231,128
                                                                                                                    ___________
                                                                                                                   21,989,478
                                                                                                                    ___________
       CONSUMER-4.3%.........        Nabisco,
                                       Notes, 6.85%, 2005...................                      2,500,000         2,510,178
                                     Time Warner Entertainment, L.P.,
                                       Sr. Deb., 8 3/8%, 2023...............                      4,000,000         4,245,768
                                                                                                                    ___________
                                                                                                                    6,755,946
                                                                                                                    ___________
        FOREIGN/
           GOVERNMENTAL-28.8%       Austrian Government Securities;
                                       Republic of Austria,
                                          Sr. Bonds, 4 1/2%, 2005...........                 2,941,176 (c)          3,323,530
                                     British Government Securities:
                                       United Kingdom, Gilt Edged Securities:
                                       9 3/4%, 2002.........................                 1,989,000 (d)          2,243,219
                                       9 1/2%, 2005.........................                 1,530,000 (d)          1,722,206
                                     Canadian Government Securities:
                                       Province of Newfoundland,
                                       Sinking Fund Deb., 11 5/8%, 2007.....                   2,000,000            2,765,600
                                       Province of Quebec,
                                        Deb., 13 1/4%, 2014.................                   3,200,000            4,067,968
                                     French Government Securities:
                                       France O.A.T., Deb.:
                                       10%, 2000............................                1,000,600 (e)            1,144,987
                                       8 1/2%, 2002.........................                  800,480 (e)              882,770
                                       8 1/2%, 2008.........................                  600,360 (e)             669,642

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                       NOVEMBER 30, 1995
                                                                                              PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                   AMOUNT                   VALUE
                                                                                              _______                 _______

  FOREIGN/
      GOVERNMENTAL (CONTINUED)     German Government Securities:
                                       Bundesrepublik Deutschland, Bonds:
                                       7 1/4%, 2000.........................                $ 3,455,425 (f)        $ 3,744,299
                                       9%, 2000.............................                  1,382,170 (f)          1,601,106
                                       8 1/4%, 2001.........................                  3,455,425 (f)          3,917,070
                                       6 7/8%, 2005.........................                  3,455,425 (f)          3,608,500
                                       German Unity Bonds,
                                       8 3/4%, 2001.........................                  1,382,170 (f)          1,600,138
                                       Treuhandanstalt,
                                       Bonds, 6 7/8%, 2003..................                  3,455,425 (f)          3,629,578
                                     New Zealand Government Securities;
                                       Government of New Zealand,
                                       Bonds, 10 5/8%, 2005.................                  3,000,000              3,974,235
                                     Spanish Government Securities:
                                       Kingdom of Spain, Bonds,
                                       9 1/4%, 2004.........................                  1,000,600 (e)          1,143,186
                                       Government of Spain, Deb.:
                                       10 1/4%, 1998........................                  1,621,403 (g)          1,645,724
                                       10.10%, 2001.........................                  1,621,403 (g)          1,587,839
                                       10.30%, 2002.........................                  1,621,403 (g)          1,621,727
                                                                                                                    ___________
                                                                                                                    44,893,324
                                                                                                                     ___________
      FOREIGN/SUPRANATIONAL-2.7%     European Investment Bank,
                                       Notes, 12 3/4%, 2000.................                2,501,563 (a)            2,679,800
                                     Export-Import Bank of Japan,
                                       Gtd. Notes, 7 3/4%, 2005.............                1,382,170 (f)            1,497,581
                                                                                                                     ___________
                                                                                                                     4,177,381
                                                                                                                     ___________
       UTILITIES-.6%                 Kyushu Electric Power,
                                       Bonds, 4 1/4%, 2002..................                  849,979 (b)              870,165
                                                                                                                     ___________
            OTHER-2.1%             City of New York,
                                       General Obligation Taxable Bonds,
                                       Ser. D, 9.85%, 2008..................                   3,000,000              3,348,750
                                                                                                                     ___________
         U.S. GOVERNMENT
             AND AGENCIES-44.5%    Government National Mortgage Association I:
                                       10%, 1998............................                     87,635                 92,921
                                       7 1/2%, 2023.........................                  3,708,322              3,788,274
                                       8%, 2023.............................                  8,082,677              8,368,077
                                     U.S. Treasury Bonds:
                                       13 1/8%, 5/15/2001...................                  3,400,000              4,597,439
                                       12%, 8/15/2013.......................                 16,800,000             25,509,758

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                    NOVEMBER 30, 1995
                                                                                              PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                   AMOUNT                  VALUE
                                                                                               _______                _______

  U.S. GOVERNMENT
      AND AGENCIES (CONTINUED)        U.S. Treasury Notes:
                                       9 3/8%, 4/15/1996....................               $ 6,000,000           $  6,083,436
                                       9 1/8%, 5/15/1999....................                11,000,000             12,234,068
                                       7 3/4%, 12/31/1999...................                 4,000,000              4,318,752
                                       7 1/2%, 2/15/2005....................                4,000,000                4,476,876
                                                                                                                    ___________
                                                                                                                    69,469,601
                                                                                                                    ___________
                                     TOTAL BONDS AND NOTES
                                       (cost $147,857,130)..................                                      $151,504,645
                                                                                                                   ============
SHORT-TERM INVESTMENT-1.0%
            AGENCY DISCOUNT NOTE;   Federal Home Loan Mortgage Corp.,
                                       5.80%, 12/1/1995
                                       (cost $1,640,000)....................               $ 1,640,000             $  1,640,000
                                                                                                                   =============
TOTAL INVESTMENTS (cost $149,497,130)  .................................                        98.1%              $153,144,645
                                                                                              ========             =============
CASH AND RECEIVABLES (NET)      .........................................                        1.9%                $2,937,968
                                                                                              ========             =============
NET ASSETS..................................................................                   100.0%              $156,082,613
                                                                                              ========             =============


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Denominated in Italian Lire.
    (b)  Denominated in Swiss Francs.
    (c)  Denominated in Japanese Yen.
    (d)  Denominated in British Pounds.
    (e)  Denominated in French Francs.
    (f)  Denominated in German Deutsche Marks.
    (g)  Denominated in Spanish Pesetas.

See notes to financial statements.



DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                   NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $149,497,130)-see statement.....................................                                   $153,144,645
    Cash....................................................................                                         48,576
    Interest receivable.....................................................                                      3,322,400
    Net unrealized appreciation on forward currency
      exchange contracts-Note 3(a)..........................................                                        683,706
    Prepaid expenses........................................................                                        21,143
                                                                                                                  _________
                                                                                                                157,220,470
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $  89,326
    Dividends payable.......................................................                    915,039
    Accrued expenses and other liabilities..................................                    133,492           1,137,857
                                                                                                ________          __________
NET ASSETS  ................................................................                                    $156,082,613
                                                                                                                =============
REPRESENTED BY:
    Paid-in capital-Note 4..................................................                                    $161,189,503
    Accumulated distributions in excess of investment income-net............                                        (183,158)
    Accumulated net realized (loss) on investments..........................                                      (9,254,953)
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions-Note 3(b)...............................                                        4,331,221
                                                                                                                   __________
NET ASSETS at value applicable to 14,640,617 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                     $156,082,613
                                                                                                                =============
NET ASSET VALUE, per share
    ($156,082,613 / 14,640,617 shares)......................................                                         $10.66
                                                                                                                   =========
See notes to financial statements.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPERATIONS                          YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME (net of $74,738 foreign taxes withheld at source).......                                         $12,752,530
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $ 1,049,505
      Legal fees............................................................                        102,776
      Directors' fees and expenses-Note 2(b)................................                         63,365
      Custodian fees........................................................                         50,127
      Shareholders' reports.................................................                         40,554
      Shareholder servicing costs...........................................                         39,090
      Auditing fees.........................................................                         34,890
      Registration fees.....................................................                         26,396
      Miscellaneous.........................................................                         8,324
                                                                                                   ________
          TOTAL EXPENSES....................................................                                         1,415,027
                                                                                                                     __________
          INVESTMENT INCOME-NET.............................................                                        11,337,503
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency transactions-Note 3(a)             $(1,479,776)
    Net unrealized appreciation on investments and foreign currency transactions                13,433,969
                                                                                                ___________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         11,954,193
                                                                                                                     __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $23,291,696
                                                                                                                    ===========
See notes to financial statements.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                          YEAR ENDED       SIX MONTHS ENDED        YEAR ENDED
                                                                            MAY 31,          NOVEMBER 30,          NOVEMBER 30,
                                                                             1994               1994*                 1995
                                                                          __________       _______________         ___________
OPERATIONS:
Investment income-net..............................                      $ 13,264,214        $ 6,225,216          $ 11,337,503
    Net realized (loss) on investments.................                    (4,714,313)        (3,481,992)           (1,479,776)
    Net unrealized appreciation (depreciation) on investments
      for the year.....................................                    (5,607,686)        (3,349,473)           13,433,969
                                                                         ______________      _____________        ____________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS..............................                     2,942,215           (606,249)           23,291,696
                                                                         ______________      _____________        ____________
DISTRIBUTIONS TO SHAREHOLDERS:
    From investment income-net.........................                   (13,750,031)        (4,197,958)          (11,313,830)
    In excess of investment income-net.................                        __              __                     (183,158)
    From paid-in-capital...............................                        __             (2,197,706)                 __
                                                                         ______________      _____________        ____________
      TOTAL DISTRIBUTIONS..............................                   (13,750,031)        (6,395,664)          (11,496,988)
                                                                         ______________      _____________        ____________
CAPITAL STOCK TRANSACTIONS:
    Dividends reinvested-Note 1(d).....................                      773,178              __                    __
    Cost of Treasury Stock acquired-Note 4.............                        __             (1,974,310)            (875,728)
                                                                         ______________      _____________        ____________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          STOCK TRANSACTIONS...........................                      773,178          (1,974,310)            (875,728)
                                                                         ______________      _____________        ____________
          TOTAL INCREASE (DECREASE) IN NET ASSETS......                  (10,034,638)         (8,976,223)           10,918,980
NET ASSETS:
    Beginning of year..................................                   164,174,494         154,139,856          145,163,633
                                                                         ______________      _____________        ____________
    End of year [including undistributed investment income-net;
    $664,913 on May 31, 1994 and distributions in excess of
    investment income-net: ($23,673) and ($183,158) on
    November 30, 1994 and November 30, 1995, respectively]               $154,139,856         $145,163,633        $156,082,613
                                                                         ============        ==============       =============
                                                                          SHARES                SHARES             SHARES
                                                                         ______________      _____________        ____________
CAPITAL SHARE TRANSACTIONS:
    Shares issued for dividends reinvested.............                     69,684                 __                  __
    Shares of Treasury Stock acquired..................                       __              (222,700)           (97,300)
                                                                         ______________      _____________        ____________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                    69,684              (222,700)          (97,300)
                                                                         ===========         ===========        ===========
    *The Fund changed its fiscal year end from May 31 to November 30.


See notes to financial statements.


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                                          SIX MONTHS ENDED       YEAR ENDED
                                                         YEAR ENDED MAY 31,                  NOVEMBER 30,        NOVEMBER 30,
                                            _________________________________________
PER SHARE DATA:                                1991      1992      1993      1994             1994(1)               1995
                                             ______     ______    ______    ______            ______              ______
    Net asset value, beginning of year       $10.70     $10.92    $11.06    $11.03            $10.30               $9.85
                                             ______     ______    ______    ______            ______               ______
    INVESTMENT OPERATIONS:
    Investment income-net......                1.06       1.01       .95       .89               .42                 .71
    Net realized and unrealized gain
      (loss) on investments....                 .24        .19       .02      (.70)             (.44)                .82
                                              ______     ______    ______     ______            ______              _____
      TOTAL FROM INVESTMENT
          OPERATIONS...........                1.30       1.20       .97       .19              (.02)               1.53
                                              ______      ______    ______     _____            ______              _____
    DISTRIBUTIONS:
    Dividends from investment
      income-net...............               (1.08)     (1.03)     (.91)     (.92)            (.28)                (.71)
    Dividends in excess of investment
      income-net...............                  _          _         _         _               _                   (.01)
    Dividends from net realized gain
      on investments...........                  _        (.03)     (.09)       _               _                     _
    Dividends from paid-in-capital               _          _         _         _             (.15)                   _
                                             ______      ______    ______    ______            ______              ______
      TOTAL DISTRIBUTIONS......               (1.08)     (1.06)    (1.00)     (.92)           (.43)                 (.72)
                                             ______      ______    ______    ______            ______              ______
    Net asset value, end of year             $10.92     $11.06    $11.03    $10.30         $  9.85                $10.66
                                            ======      ======    ======     ======           ======              ======
    Market Value, end of year..            $ 1 11\8     $11 1\2 $ 11 1\2    $10.00         $   9 1\8              $9 1\8
                                            ======       ======    ======     ======           ======             ======
TOTAL INVESTMENT RETURN(2).....               24.63%     13.83%     9.36%    (5.23%)          (8.98%)(3)            8.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets...............                 .87%       .88%      .88%      .89%            .92%(3)               .94%
    Ratio of net investment income to
      average net assets.......                9.67%       9.18%    8.57%     8.18%            8.28%(3)             7.56%
    Portfolio Turnover Rate....               26.38%      56.29%   43.00%    22.76%            65.21%(4)           91.27%
    Net Assets, end of year
      (000's Omitted)..........             $159,751   $163,197  $164,174   $154,140          $145,164           $156,083
    (1)  The Fund changed its fiscal year end from May 31 to November 30.
    (2)  Calculated based on Market Value.
    (3)  Annualized.
    (4)  Not annualized.

See notes to financial statements.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. S.A.M. Finance, S.A. serves as the Fund's sub-investment adviser.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures, but excluding domestic-debt securities) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    Most domestic-debt securities (excluding short-term investments) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Domestic-debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other domestic-debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and net short-term realized capital gain, if any, are normally declared and

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) paid monthly. Dividends from net long-term realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.
    On November 29, 1995, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on December 28, 1995 to shareholders of record as of the close of business on December 13, 1995.
    (E) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):


                                                                                                    NET INCREASE
                                                                               NET REALIZED &        (DECREASE)
                                                                                UNREALIZED          IN NET ASSETS
                                  TOTAL INVESTMENT       NET INVESTMENT        GAIN (LOSS)          RESULTING FROM
                                      INCOME                 INCOME           ON INVESTMENTS          OPERATIONS
                                     _________             _________          ______________         ____________
                                (000'S)       PER      (000'S)      PER      (000'S)      PER      (000'S)        PER
QUARTER ENDED                  OMITTED       SHARE     OMITTED     SHARE     OMITTED     SHARE     OMITTED       SHARE
____________                   ______        _____     _______     _____     _______     _____     _______       _____
August 31, 1993..............  $  3,716     $ 0.25    $  3,323     $ 0.22    $ 1,842    $ 0.12    $  5,165     $ 0.34
November 30, 1993.....            3,627      0.24        3,286       0.22     (3,727)    (0.25)       (441)     (0.03)
February 28, 1994..............   3,668      0.25        3,301       0.22     (1,395)    (0.09)      1,906       0.13
May 31, 1994...................   3,703      0.25        3,354       0.23     (7,042)    (0.48)     (3,688)     (0.25)
                                 ____         ___        ____       ___       ____        ___       ____          ___
    TOTAL......           ..    $14,714     $ 0.99      $13,264    $ 0.89   $(10,322)    ($0.70)    $ 2,942     $ 0.19
                                 ====         ===        ====       ===       =====       ===       ====          ===
August 31, 1994................$  3,558     $ 0.24     $  3,210    $ 0.21   $  (2,386)   ($0.15)   $    824     $ 0.06
November 30, 1994..............   3,360      0.23         3,015     0.21       (4,445)    (0.29)     (1,430)     (0.08)
                                 ____         ___        ____       ___       ____        ___       ____          ___
    TOTAL..................    $  6,918     $ 0.47     $  6,225    $ 0.42   $  (6,831)   ($0.44)   $  (606)     ($0.02)
                                 ====         ===        ====       ===       =====       ===       ====          ===
February 28, 1995............. $  3,227     $ 0.22     $  2,893    $ 0.20   $ 2,919       $ 0.20   $  5,812     $ 0.40
May 31, 1995...................  3,263        0.22        2,896      0.20     5,643         0.39     8,539        0.59
August 31, 1995................  3,253        0.22        2,844      0.19       473         0.03     3,317        0.22
November 30, 1995..............  3,010        0.21        2,705      0.19     2,919         0.20     5,624        0.39
                                 ____         ___        ____       ___       ____        ___       ____          ___
    TOTAL..................... $12,753      $ 0.87      $11,338    $ 0.78  $ 11,954       $ 0.82   $23,292      $ 1.60
                                 ====         ===        ====       ===       =====       ===       ====          ===

    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,437,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. The carryover does not include net realized securities losses from November 1, 1995 through November 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $768,000 of the carryover expires in fiscal 2001, $6,651,000 expires in fiscal 2002 and $18,000 expires in fiscal 2003.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the average weekly value of the Fund's net assets and is payable monthly.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and S.A.M. Finance, S.A., the sub-advisory fee is computed at the annual rate of
 .20 of 1% of the average daily value of the Fund's net assets and is payable monthly by the Manager.
    The Fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $48,953 for the year ended November 30, 1995.
    (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended November 30, 1995, amounted to $135,805,355 and $129,030,737, respectively.
In addition, the following summarizes open forward currency exchange contracts at November 30, 1995:


                                                           FOREIGN
                                                           CURRENCY                          U.S. DOLLAR      UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                            AMOUNT          PROCEEDS            VALUE           APPRECIATION
                                                           ________        ________          ___________      _____________
    British Pounds, expiring 2/15/96...                    2,664,800     $4,151,758          $4,078,476       $  73,282
    French Francs, expiring 2/15/96.....                  20,336,800      4,186,738           4,066,547         120,191
    German Deutsche Marks, expiring 2/15/96               14,000,000      9,989,654           9,710,758         278,896
    Italian Lire, expiring 2/15/96......               8,266,284,000      5,140,084           5,116,066          24,018
    Japanese Yen, expiring 2/15/96......                 180,000,000      1,795,869           1,782,531          13,338
    Spanish Pesetas, expiring 2/15/96...                 635,481,500      5,202,468           5,118,246          84,222
    Swiss Francs, expiring 2/15/96......                   2,884,292      2,558,131           2,468,372          89,759
                                                                                                                  _____
                                                                                                               $683,706
                                                                                                                  =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    (B) At November 30, 1995, accumulated net unrealized appreciation on investments and forward foreign currency contracts was $4,331,221, consisting of $5,719,598 gross unrealized appreciation and $1,388,377 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-CAPITAL STOCK:
    The Fund repurchased 97,300 shares of Treasury Stock during the year ended November 30, 1995 at an average market price per share of $9.00 and a weighted average discount from net asset value of 8.68% per share. At November 30, 1995 paid-in capital is net the cost of $2,850,038 of Treasury Stock reacquired.
    Fund shares traded at an average discount of more than 10% from their net asset value for the 12-week period ended December 29, 1995. In accordance with the Fund's Prospectus for its initial public offering, under such circumstances the Fund will submit a proposal to shareholders to convert the Fund from a closed-end to an open-end fund at its next annual shareholder meeting.


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc., at November 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
January 10, 1996


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
    The Fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his own name will have all distributions reinvested automatically by Mellon Bank, N.A., as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., P.O. Box 750, Pittsburgh, Pennsylvania 15230, Attention: Dividend Reinvestment, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $100 to $500, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended November 30, 1995, stockholders voted on the following proposals presented at the annual stockholders' meeting held on August 18, 1995. The description of each proposal and the number of shares voted are as follows:

                                                                                      FOR           AGAINST        ABSTAINED
                                                                                     ______         _______        _________
1.TO CONSIDER A PROPOSAL TO CONVERT THE FUND
FROM A CLOSED-END INVESTMENT COMPANY
TO AN OPEN-END INVESTMENT COMPANY.........................                         2,017,117        4,658,232      457,234
2.TO APPROVE A NEW MANAGEMENT AGREEMENT
BETWEEN THE FUND AND THE DREYFUS CORPORATION
AND A SUB-INVESTMENT ADVISORY AGREEMENT
BETWEEN THE DREYFUS CORPORATION AND S.A.M.
FINANCE, S.A..............................................                         11,264,950      505,727          500,914
3.TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS OF THE FUND.......................                         11,911,861      174,582          177,393

                                                                                     FOR                  AUTHORITY WITHHELD
                                                                                      ___                  __________________
4.TO ELECT ONE CLASS I AND TWO CLASS III DIRECTORS:*
    CLASS I
      Joseph S. DiMartino.................................                         11,848,390                  423,890
    CLASS III
      Diane Dunst.........................................                         11,875,398                  396,882
      Rosalind Gersten Jacobs.............................                         11,853,936                  418,344

*  The terms of these Class I and Class III Directors expire in 1996 and
1998, respectively. Warren B. Rudman and Sander Vanocur also are Class I
Directors whose terms expire in 1996, and David W. Burke, Jay I. Meltzer and
Daniel Rose are Class I Directors whose terms expire in 1997.


OFFICERS AND DIRECTORS
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Frederick C. Dey
Vice President and Assistant Secretary
    Eric B. Fischman
Vice President and Assistant Secretary
    Elizabeth Bachman
Assistant Treasurer
    John J. Pyburn
Assistant Treasurer
    Joseph F. Tower, III
Assistant Secretary
    Margaret M. Pardo
PORTFOLIO MANAGERS
    Garitt Kono
    Gerald Thunelius
    Jean Charles Bertrand
    Michel-Andre Levy
    Thierry Mirabe
    Pierre Sequier
    Jacques Sikarov


INVESTMENT ADVISER
The Dreyfus Corporation
SUB-INVESTMENT ADVISER
S.A.M. Finance, S.A.
CUSTODIAN
The Bank of New York
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
STOCK EXCHANGE LISTING
NYSE Symbol: DSI
INITIAL SEC EFFECTIVE DATE
June 23, 1988

The Net Asset Value appears in the
following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Closed-End Funds section under the heading "World Income Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond
Funds-World Income Funds"
every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.



[Dreyfus lion "d" logo]
DREYFUS STRATEGIC GOVERNMENTS
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660








Printed in U.S.A.                           854AR9511
[Dreyfus logo]
Strategic
Governments
Income, Inc.
Annual Report
November 30, 1995